UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

March 10, 2025
Date of Report (date of earliest event reported)

INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 10, 2025, Ingevity Corporation (“Ingevity”) announced that its Board of Directors (the “Board”) has appointed David H. Li as President and Chief Executive Officer of Ingevity, effective April 7, 2025 (the “Effective Date”). Mr. Li is also expected to join the Board following Ingevity’s 2025 annual meeting of the stockholders. In connection with Mr. Li’s appointment, Luis Fernandez-Moreno will step down as interim President and Chief Executive Officer of Ingevity as of the Effective Date. Mr. Fernandez-Moreno will continue to serve on the Board after the Effective Date.

Biographical Information

Mr. Li, age 52, has more than 25 years of experience in the specialty materials industry. Mr. Li most recently served as Chief Executive Officer and President, and as a member of the board of directors, of CMC Materials, Inc. (“CMC”), a global supplier of advanced materials focused on the semiconductor and energy industries, from 2015 until CMC’s sale to Entegris, Inc. in 2022. From 2008 through 2014, Mr. Li served as CMC’s Vice President of the Asia Pacific Region. Prior to that role, Mr. Li served in various leadership roles throughout CMC’s business since joining CMC in 1998, including in the areas of product line management, operations, supply chain and investor relations. Mr. Li received a B.S. in chemical engineering from Purdue University and an M.B.A. from Northwestern University.

Mr. Li’s Offer Letter and Severance Agreement

In connection with Mr. Li’s appointment, Ingevity entered into an offer letter with Mr. Li, effective as of March 7, 2025 (the “Offer Letter”), which sets forth the terms of his employment. The Offer Letter provides that Mr. Li will receive an initial base salary of $1,100,000 per year and an annual cash incentive opportunity at a target of 120% of his annual base salary pursuant to Ingevity’s short-term incentive plan. Beginning in fiscal year 2025, Mr. Li will also be eligible to receive annual equity awards with a target value of 500% of his annual base salary pursuant to Ingevity’s long-term incentive plan (the “LTIP”). In connection with his appointment, Mr. Li will also receive a one-time equity award with an aggregate grant date value of $5,000,000, which will consist of performance-based restricted stock units (“PSUs”) with a grant date value of $2,000,000, time-based restricted stock units (“RSUs”) with a grant date value of $1,000,000, and options to purchase shares of Ingevity’s common stock (“Options”) with a grant date value of $2,000,000, each to be granted pursuant to the LTIP. The PSUs will have a three-year performance period and will vest based on the achievement of the applicable performance targets, while the RSUs and Options will vest ratably over four years. Pursuant to the Offer Letter, Mr. Li will also be entitled to receive certain relocation, travel and lodging benefits, and Mr. Li will be eligible to participate in employee benefit plans and programs provided by Ingevity to other senior executives.

In accordance with the Offer Letter, Ingevity entered into a severance and change of control agreement with Mr. Li, effective as of March 7, 2025 (the “Severance Agreement”), which provides Mr. Li with severance and change of control benefits similar to those of the other senior executives of Ingevity and which are described in the section entitled “Compensation Discussion and Analysis—Other compensation and benefits—Severance and change of control agreements” in Ingevity’s preliminary proxy statement, which was filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2025 (and which description is incorporated herein by reference).

The foregoing descriptions of the Offer Letter and the Severance Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Offer Letter and the Severance Agreement, copies of which will be filed with Ingevity’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

Mr. Li has no family relationships with any director or executive officer of Ingevity. There are no arrangements or understandings between Mr. Li and any other person pursuant to which Mr. Li was selected as President and Chief Executive Officer of Ingevity.

Mr. Li is not a party to any transaction to which Ingevity is or was a participant and in which Mr. Li has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

Additional Information and Where to Find It

In connection with Ingevity’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), Ingevity filed on March 10, 2025 with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement on Schedule 14A (the “Proxy Statement”), containing a form of WHITE proxy card. The Proxy Statement is in preliminary form and Ingevity intends to file and mail to stockholders of record entitled to vote at the 2025 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. This communication is not a substitute for any proxy statement or other document that Ingevity has filed or may file with the SEC in connection with any solicitation by Ingevity. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY INGEVITY AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. These documents, including the Proxy Statement (and any amendments or supplements thereto) and other documents filed by Ingevity with the SEC, are available free of charge at the SEC’s website at http://www.sec.gov and at Ingevity’s investor relations website at http://ir.ingevity.com.

Participants in the Solicitation

Ingevity, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Ingevity stockholders in connection with the matters to be considered at the 2025 Annual Meeting. Information regarding such participants and their respective interests in Ingevity by security holdings or otherwise is set forth in the section entitled “Appendix C: Supplemental Information Regarding Participants in the Solicitation” in the Proxy Statement, which was filed with the SEC on March 10, 2025, and will be included in Ingevity’s definitive proxy statement, once available. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2025 Annual Meeting and other relevant materials will be filed with the SEC when they become available. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

ITEM 7.01. REGULATION FD DISCLOSURE

On March 10, 2025, Ingevity issued a press release announcing the appointment of Mr. Li as President and Chief Executive Officer of Ingevity. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.
Exhibit No.	Description of Exhibit
99.1	Press Release, dated March 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

	By:	/S/ RYAN C. FISHER
Ryan C. Fisher

Senior Vice President, General Counsel & Secretary
Date: March 10, 2025

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